EXHIBIT 10.4

                               FIRST AMENDMENT TO
                   EXCLUSIVE SUPPLY AND DISTRIBUTION AGREEMENT

         THIS FIRST AMENDMENT TO EXCLUSIVE SUPPLY AND DISTRIBUTION AGREEMENT (the "First Amendment") is made and entered into effective as of the ___ day of April, 2006, by and between AUTOMOTIVE ENERGY SYSTEMS, LLC, a California limited liability company ("Supplier"), and PORTAGY CORP., a Delaware corporation ("Distributor").

                                   WITNESSETH:

         WHEREAS, Supplier and Distributor entered into that certain Exclusive Supply and Distribution Agreement made and entered into as of December 13, 2005 (the "Agreement"); and

         WHEREAS, Supplier and Distribute desire to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. RECITATIONS. Supplier and Distributor acknowledge and agree that the recitations set forth above are true and correct and are incorporated herein by reference.

         2. AGREEMENT BEING AMENDED. The agreement being amended by this First Amendment is that certain Exclusive Supply and Distribution Agreement dated effective as of December 13, 2005 (the "Effective Date") entered into by and between Supplier and Distributor, which is incorporated herein by reference.

         3. AMENDMENTS. The Agreement is hereby amended as follows:

                  A. Distributor shall pay Supplier $166,250 on or before April 10, 2006 for the first 25,000 units of Product ordered by Distributor.

                  B. Distributor shall order a minimum of 10,000 units of Product by issuing Supplier a written purchase order by April 11, 2006, for delivery within sixty (60) days after receipt by Supplier of such purchase order.

                  C. Exhibit "A". Exhibit "A" of the Agreement shall be replaced with Exhibit "A" attached hereto.

                  D. Exhibit "C". Exhibit "C" of the Agreement shall be replaced with Exhibit "C" attached hereto.

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                  E. Section 1.B.ii. Section 1.B.ii of the Agreement shall be deleted in its entirety.

                  F. Section 1.E.iii. Section 1.E.iii of the Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

                           iii. $200,000 shall be paid as follows: $2.00 from
                  the sales proceeds from each unit of Product sold by Distributor shall be paid to Supplier within fifteen (15) days from the date Distributor receives payment from the sale of the Products.

                  G. Section 2.B. Section 2.B of the Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

                           B. Subject to Section 2.C, the prices for the
                  Products are set forth on Exhibit "C". In the event of a price change, Supplier shall provide notice to Distributor setting forth the new price and the date such price change shall go into effect. If the price change is a price increase, the effective date of the price increase shall be no earlier than ninety (90) days from the date of receipt by Distributor of Supplier's notice of the price increase.

                  H. Section 16. The address of the Distributor set forth in
Section 16 shall be amended as follows:

                                            Portagy Corp.
                                            21800 Burbank Blvd.
                                            Suite 150
                                            Woodland Hills, CA 91367
                                            Attention: Charles Wiesel

                  with a copy to:           Harris Cramer LLP
                                            1555 Palm Beach Lakes Blvd.
                                            Suite 310
                                            West Palm Beach, FL 33401
                                            Attn: Daryl B. Cramer, Esq.

         4. CONTINUANCE OF AGREEMENT. Except as specifically modified pursuant to this First Amendment, the Agreement shall remain in full force and effect.




                            [Signature on Next Page]


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         IN WITNESS WHEREOF, Distributor and Supplier have executed this First
Amendment effective as of the day and year set forth above.


                           DISTRIBUTOR:

                           PORTAGY CORP., a Delaware corporation


                           By:______________________________________________
                                 Charles Wiesel, Its Chief Executive Officer


                           SUPPLIER:

                           AUTOMOTIVE  ENERGY SYSTEMS,  LLC, a
                           California  limited liability company


                           By:_______________________________________
                                 Chad Dickson, Its Manager


                           By:_______________________________________
                                 Patrick Dickson, Its Member

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                                   EXHIBIT "A"

                                    PRODUCTS


The Products shall include the AES Porta Jump product line and any new or updated versions thereof.


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                                   EXHIBIT "C"

                                     PRICES

         The initial prices for the Products are as follows:

         i.       For single use products:         $7.00 USD

         ii.      For rechargeable products:      $12.00 USD


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